VAN ECK GLOBAL
                                                       Worldwide Insurance Trust


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000


                                   discipline


                                                             WORLDWIDE BOND FUND




allocation




                                                        diversity



                         GLOBAL INVESTMENTS SINCE 1955

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

Dear Shareholder:

Two major themes dominated global bond markets during the year 2000: falling bond yields and a rising U.S. dollar. Global bond prices across the world headed higher (and yields lower) during the year. However, the strength of the U.S. dollar offset much of the gains for U.S. investors in foreign bonds. World bond markets made large gains during the fourth quarter of the year, as global economic growth began to show signs of a slowdown due mostly to the campaign of global central bank tightenings that began in the middle of 1999. In this environment, the U.S. bond market was the best performing developed bond market, followed by European debt. For the twelve months ended December 31, the Van Eck Worldwide Bond Fund outperformed its benchmark with a return of 1.88%, compared to a total return of 1.59% for the Salomon Smith Barney World Government Bond Index.*

REVIEW

The U.S. bond market gained 13.48% for the year ended December 31. Among the primary drivers for this strong performance was the continued anti-inflationary stance of the Federal Reserve, which raised the federal funds target rate by 175 basis points (1.75%) during its tightening campaign. Also, a large U.S. budget surplus allowed the Treasury Department to both reduce the issuance of new Treasury securities and buy back outstanding debt. This scenario reduced the availability of Treasury bonds in an environment of increasing investment demand. The investment demand for government issues was a result of equity market weakness, credit concerns, and signs of a potential economic slowdown. Your Fund maintained an overweight position in the U.S. bond market throughout the year (over 30%), which boosted Fund performance. We also extended the duration of the Fund's U.S. bond position, thereby further increasing our participation in the exceptional performance of this market.

The Fund also maintained an overweight U.S. dollar position as compared to the Salomon Index (31% at December 31). This overweight position in the dollar was beneficial to the Fund as the dollar advanced against most foreign currencies. However, in the fourth quarter, signs of a dramatic slowdown in U.S. economic activity pared some of the dollar's gains and may have signaled a major inflection point for the dollar.

European bonds achieved healthy returns this year, averaging 7.5% in local currency terms (and 55 basis points in U.S. dollar terms). During the year, the European Central Bank matched the Fed's 175 basis-point monetary tightening in an effort to thwart the inflationary effect of a weakening currency and rising energy prices. The highest performing European bond markets in local terms for 2000 were Sweden and the UK, gaining 9.63% and 8.99%, respectively (-0.74% and 1.02% in U.S. dollar terms). Your Fund had exposure in both of these markets, ending the year with 5.0% in Sweden and 15.6% in the UK. The Fund also had a high exposure to Germany (approximately 16%), which gained 7.31% in local terms (0.51% in U.S. dollars). During the year, we maintained an overweight position in European debt overall. At year end, European bonds in total represented approximately 48% of the portfolio, up from 41% at year-end 1999.

The euro was weak through October 2000; at its low, the euro was down 18.2% versus the dollar. From that point, it began to advance as European economic activity outpaced that of the United States during the fourth quarter. The currency then rallied versus the dollar and finished 2000 down only 6.3% versus the greenback. The Worldwide Bond Fund finished the year with a slightly overweight position in European currencies in anticipation of further European currency rebounds as U.S. economic growth continues to slow.

The Fund's exposure to the bond markets of Mexico and Brazil (2.9% and 2.8% of Fund assets at December 31, respectively) yielded positive returns for shareholders. The Fund remained invested in these markets due to improving macroeconomic fundamentals and the continued strength of their economies. This strategy proved beneficial to the Fund as these higher-yielding bonds were the Fund's

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

highest income-producing assets and provided the Fund with capital appreciation as well.

It has been another disappointing year for the Japanese economy. Following the abandonment of the Bank of Japan's zero-interest-rate policy in August, the Japanese economy began to once again show signs of weakness and appeared to be heading toward recession at the end of 2000. We favored other markets as we felt the historically low yields of the Japanese market failed to compensate for the continued risks of ballooning budget deficits and potential political instability. The Fund's avoidance of Japan (0% of Fund assets at year end) proved beneficial as this bond market returned -8.47% to U.S. dollar-based investors for the year and the yen weakened 10.4% versus the dollar.

The New Zealand and Australian currencies were weak as well, falling nearly 15% versus the dollar. This was mostly due to global interest rate hikes and the perception of outsized effects on these commodity-based economies. The Fund was negatively impacted by its overweight position in the Australian (6.0% of Fund assets) and New Zealand bond markets. However, the Fund did reduce its New Zealand bond exposure (2.1% of total net assets at December 31) during the year.

THE OUTLOOK

Our outlook for global bond markets is one of optimism for 2001. We look for weakness in the U.S. dollar in the coming months as we feel the dollar has peaked. Synchronized global slowing in the first half of 2001 should be accompanied by interest rate cuts. The Federal Reserve has already cut rates by 50 basis points as of this writing (on January 3) and other central banks are expected to eventually follow suit. This environment should prove to be beneficial to owners of global fixed income securities. Going forward, we plan to maintain our high weighting in U.S. and European bond markets while monitoring economic conditions there.

We appreciate your participation in the Van Eck Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.




[PHOTO OF CHARLES T. CAMERON]       [PHOTO OF GREGORY F. KRENZER]

/s/ CHARLES T. CAMERON              /s/ GREGORY F. KRENZER
----------------------              ----------------------
CHARLES T. CAMERON                  GREGORY F. KRENZER
CO-PORTFOLIO                        CO-PORTFOLIO
MANAGER                             MANAGER


January 17, 2001



---------------------
* The Salomon Smith Barney World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The SSB World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT ILLUSTRATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------


                             GEOGRAPHICAL WEIGHTINGS
                             AS OF DECEMBER 31, 2000


            [Table below represents pie chart in its printed piece]

United Kingdom     15.6%
Australia           6.0%
Sweden              5.0%
France              5.0%
Spain               3.5%
Canada              3.2%
Mexico              2.9%
Brazil              2.8%
Ireland             2.6%
New Zealand         2.1%
Cash/Equivalents    3.4%
United States      32.0%
Germany            15.9%

                               WORLDWIDE BOND FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Bond Fund made ten years ago with a similar investment in the Salomon Smith Barney World Government Bond Index.


                           VAN ECK WORLDWIDE BOND FUND
                 vs. Salomon Smith Barney World Gov't Bond Index

           [Table below represents line chart in its printed piece]


                             Van Eck Worldwide   Salomon Smith Barney
                                 Bond Fund       World Gov't Bond Index
                                 ---------       ----------------------
                   Dec-90           10000              10000
                   Mar-91           9934               9880.56
                   Jun-91           9984               9915.06
                   Sep-91           11001              10726.8
                   Dec-91           11839              11581.1
                   Mar-92           11299              11192.2
                   Jun-92           12111              11943.4
                   Sep-92           12028              12689.7
                   Dec-92           11217              12221.6
                   Mar-93           11400              12874.1
                   Jun-93           11522              13249.7
                   Sep-93           11930              13849.2
                   Dec-93           12091              13843.4
                   Mar-94           11672              13843.8
                   Jun-94           11534              13936.3
                   Sep-94           11756              14100
                   Dec-94           11932              14168.1
                   Mar-95           13252              15716.9
                   Jun-95           13672              16555.2
                   Sep-95           13733              16381.8
                   Dec-95           13996              16865.3
                   Mar-96           13644              16549
                   Jun-96           13703              16616.2
                   Sep-96           13936              17069.7
                   Dec-96           14350              17475.8
                   Mar-97           13970              16752.9
                   Jun-97           14224              17260.8
                   Sep-97           14491              17480.7
                   Dec-97           14692              17516.5
                   Mar-98           14879              17654.1
                   Jun-98           15190              18004.9
                   Sep-98           16431              19504.5
                   Dec-98           16566              20197.5
                   Mar-99           15770              19417.7
                   Jun-99           15398              18748.6
                   Sep-99           15598              19598
                   Dec-99           15270              19335.8
                   Mar-00           15376              19369.5
                   Jun-00           15241              19341
                   Sep-00           14791              18833.4
                   Dec-00           15556              19643.1

--------------------------------------------------------------------------------
 Average Annual Total Return  12/31/00        1 Year      5 Year       10 Year
--------------------------------------------------------------------------------
 Van Eck Worldwide Bond Fund                   1.88%       2.14%       4.52%
--------------------------------------------------------------------------------
 Salomon Smith Barney World Gov't Bond Index   1.59%       3.10%       6.98%
--------------------------------------------------------------------------------

INCEPTION DATE FOR THE WORLDWIDE BOND FUND WAS 9/1/89.

The Salomon Smith Barney World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Salomon Smith Barney World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least U.S.$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                               WORLDWIDE BOND FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

--------------------------------------------------------------------------------
         PRINCIPAL                                 VALUE
COUNTRY   AMOUNT            BONDS                (NOTE 1)
--------------------------------------------------------------------------------
BONDS AND NOTES: 96.6%

AUSTRALIA: 6.0%
                    Australia Government Bond
    AUD 7,400,000   7.50% due 7/15/05         $ 4,481,389
                                              -----------
BRAZIL: 2.8%

                    Republic of Brazil Bond
   USD 2,000,000    11.25% due 7/26/07           2,065,000
                                              ------------
CANADA: 3.2%

                    Government of Canada Bond
   CAD 3,500,000    7.00% due 9/01/01            2,361,670
                                              ------------
FRANCE: 5.0%

                    French Government Bond
   EUR 3,899,695    5.50% due 10/12/01           3,685,230
                                              ------------
GERMANY: 15.9%

                    Bundesrepublik Deutschland
                      Bonds

   EUR 3,579,043    7.375% due 1/03/05           3,707,615
       2,709,847    6.00% due 1/04/07            2,726,792
       3,000,000    4.75% due 7/04/28            2,578,261
       3,000,000    4.50% due 7/04/09            2,761,875
                                              ------------
                                                11,774,543
                                              ------------
IRELAND: 2.6%

                    Irish Government Bond
    EUR 1,714,146   8.00% due 8/18/06            1,864,833
                                              ------------
MEXICO: 2.9%

                    United Mexican States Bond
   USD 2,000,000    9.75% due 4/06/05            2,125,000
                                              ------------
NEW ZEALAND: 2.1%
                    New Zealand Government Bond
   NZD 3,350,000    10.00% due 3/15/02           1,544,491
                                              ------------
SPAIN: 3.5%

                    Spanish Government Bond
   EUR 3,000,000    4.00% due 1/31/10            2,596,199
                                              ------------
SWEDEN: 5.0%

                    Swedish Government Bonds
   SEK 5,000,000    10.25% due 5/05/03             598,045
      28,000,000    6.00% due 2/09/05            3,134,173
                                              ------------
                                                 3,732,218
                                              ------------

UNITED KINGDOM: 15.6%
                    Great Britain Government
                      Bonds

    GBP 2,250,000   8.00% due 6/10/03            3,571,733
        4,800,000   7.50% due 12/07/06           8,020,876
                                              ------------
                                                11,592,609
                                              ------------
UNITED STATES: 32.0%
                    U.S. Treasury Notes
   USD 5,600,000    6.50% due 8/15/05*           5,923,002
       1,000,000    5.875% due 9/30/02*          1,011,136
       5,000,000    5.50% due 5/15/09*           5,105,810
                    U.S. Treasury Bonds
       6,000,000    6.625% due 2/15/27*          6,853,338
       5,000,000    5.25% due 2/15/29*           4,802,345
                                              ------------
                                                23,695,631
                                              ------------
TOTAL BONDS AND NOTES: 96.6%
(COST: $75,936,566)                             71,518,813
                                              ------------


                               DATE OF
SHORT-TERM OBLIGATION: 4.3%    MATURITY   COUPON
----------------------------------------------------------

Repurchase Agreement
(Note 8): Purchased on 12/29/00;
maturity value USD3,204,512
(with State Street Bank & Trust
Co., collateralized by
USD3,195,000 Federal National
Mortgage Association--
6.23% due 8/20/01 with a
value of USD3,270,908)
(Cost: $3,204,000)              1/02/01  5.75%   3,204,000
                                              ------------
TOTAL INVESTMENTS: 100.9%
(COST: $79,140,566)                             74,722,813
OTHER ASSETS LESS LIABILITIES:
  (0.9)%                                          (640,237)
                                              ------------
NET ASSETS: 100%                               $74,082,576
                                              ============


------------------
* These securities are segregated as collateral for forward foreign currency contracts.


                        See Notes to Financial Statements

                    WORLDWIDE BOND FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments, at value (cost $79,140,566) (Note 1) ...............  $ 74,722,813
Cash ............................................................           538
Receivables:
    Interest ....................................................     1,782,688
    Capital shares sold .........................................        18,561
                                                                   ------------
Total assets ....................................................    76,524,600
                                                                   ------------
LIABILITIES:
Payables:
    Securities purchased ........................................     1,969,946
    Capital shares redeemed .....................................       217,424
    Unrealized depreciation on forward foreign
      currency contracts (Note 4) ...............................       151,537
    Due to adviser ..............................................        64,052
    Accounts payable ............................................        39,065
                                                                   ------------
Total liabilities ...............................................     2,442,024
                                                                   ------------
Net assets ......................................................  $ 74,082,576
                                                                   ============
Shares outstanding ..............................................     7,141,821
                                                                   ============
Net asset value, redemption price and offering price per share ..  $      10.37
                                                                   ============
Net assets consist of:
    Aggregate paid in capital ...................................  $ 79,195,156
    Unrealized depreciation of investments, forward
      foreign currency contracts and foreign
      currency transactions .....................................    (4,544,141)
    Undistributed net investment income .........................     2,724,477
    Accumulated realized loss ...................................    (3,292,916)
                                                                   ------------
                                                                   $ 74,082,576
                                                                   ============
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INCOME:
Interest income (net of foreign taxes withheld
  of $20,244) (Note 1) ..........................................  $  4,777,266

EXPENSES:
Management (Note 2) .................................   $ 752,757
Administration (Note 2) .............................          16
Custodian ...........................................      25,557
Professional fees ...................................      22,624
Reports to shareholders .............................      19,098
Transfer agent ......................................       2,465
Trustees' fees and expenses .........................      25,220
Interest (Note 7) ...................................      40,497
Other ...............................................      20,401
                                                        ---------
Total expenses ......................................                   908,635
                                                                   ------------
Net investment income                                                 3,868,631
                                                                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
Realized loss from security transactions ............                  (525,495)
Realized loss from foreign currency transactions ....                (2,433,742)
Change in unrealized depreciation of investments ....                   (34,930)
Change in unrealized depreciation of forward
  foreign currency contracts and foreign
  currency transactions .............................                   (25,703)
                                                                   ------------
Net realized and unrealized loss on investments,
  forward foreign currency contracts and foreign
  currency transactions .............................                (3,019,870)
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ...................................              $    848,761
                                                                   ============

                        See Notes to Financial Statements

                    WORLDWIDE BOND FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,    DECEMBER 31,
                                                       2000            1999
                                                  -------------   -------------
DECREASE IN NET ASSETS:
OPERATIONS:
  Net investment income ........................  $   3,868,631   $   4,908,346
  Realized gain (loss) from
    security transactions ......................       (525,495)      1,747,285
  Realized loss from foreign
    currency transactions ......................     (2,433,742)     (3,708,838)
  Change in unrealized depreciation
    of investments .............................        (34,930)    (11,326,799)
  Change in unrealized depreciation
    of forward foreign currency contracts
    and foreign currency transactions ..........        (25,703)       (316,520)
                                                  -------------   -------------
  Net increase (decrease) in net assets
    resulting from operations ..................        848,761      (8,696,526)
                                                  -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ........................     (4,089,654)     (4,563,103)
  Net realized gains ...........................             --      (2,038,833)
                                                  -------------   -------------
  Total dividends and distributions ............     (4,089,654)     (6,601,936)
                                                  -------------   -------------
CAPITAL SHARE TRANSACTIONS*:
  Proceeds from sales of shares ................    101,992,714      65,420,051
  Reinvestment of dividends and distributions ..      4,089,654       6,601,936
  Cost of shares reacquired ....................   (113,633,878)    (91,131,055)
                                                  -------------   -------------
  Net decrease in net assets resulting from
    capital share transactions .................     (7,551,510)    (19,109,068)
                                                  -------------   -------------
  Total decrease in net assets .................    (10,792,403)    (34,407,530)
NET ASSETS:
  Beginning of year ............................     84,874,979     119,282,509
                                                  -------------   -------------
  End of year (including undistributed net
    investment income of $2,724,477 and
    $3,780,283, respectively) ..................  $  74,082,576   $  84,874,979
                                                  =============   =============
*SHARES OF BENEFICIAL INTEREST ISSUED AND
  REDEEMED (UNLIMITED NUMBER OF $.001 PAR VALUE
  SHARES AUTHORIZED)
  Shares sold ..................................     10,132,789       5,915,699
  Reinvestment of dividends and distributions ..        410,608         571,596
  Shares reacquired ............................    (11,338,062)     (8,265,435)
                                                  -------------   -------------
  Net decrease .................................       (794,665)     (1,778,140)
                                                  =============   =============

                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                                           FOR THE
                                                                                                        EIGHT MONTHS
                                                                      YEAR ENDED DECEMBER 31,               ENDED        YEAR ENDED
                                                        -----------------------------------------------  DECEMBER 31,     APRIL 30,
                                                          2000           1999        1998        1997        1996           1996
                                                        --------       --------    --------    --------    --------       --------
Net Asset Value, Beginning of Period .................  $  10.69       $  12.28    $  10.99    $  11.10    $  10.88       $  11.46
                                                        --------       --------    --------    --------    --------       --------
Income From Investment Operations:
   Net Investment Income .............................      0.52           0.61        0.57        0.48        0.36           0.58
   Net Realized and Unrealized Gain (Loss) on
     Investments and Foreign Currency

     Transactions ....................................     (0.34)         (1.52)       0.82       (0.23)       0.17          (0.34)
                                                        --------       --------    --------    --------    --------       --------
Total from Investment Operations .....................      0.18          (0.91)       1.39        0.25        0.53           0.24
                                                        --------       --------    --------    --------    --------       --------
Less Dividends and Distributions:
   Dividends from Net Investment Income ..............     (0.50)         (0.47)      (0.10)      (0.36)      (0.31)         (0.82

   Distributions from Realized Capital Gains .........        --          (0.21)         --          --          --             --
                                                        --------       --------    --------    --------    --------       --------
Total Dividends and Distributions ....................     (0.50)         (0.68)      (0.10)      (0.36)      (0.31)         (0.82)
                                                        --------       --------    --------    --------    --------       --------
Net Asset Value, End of Period .......................  $  10.37       $  10.69    $  12.28    $  10.99    $  11.10       $  10.88
                                                        ========       ========    ========    ========    ========       ========
Total Return (a) .....................................      1.88%         (7.82)%     12.75%       2.38%       4.98%          2.07%

==================================================================================================================================

RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Period (000) ......................  $ 74,083       $ 84,875    $119,283    $112,461    $118,676       $107,541
Ratio of Gross Expenses to
   Average Net Assets ................................      1.21%          1.22%       1.15%       1.12%       1.17%(b)       1.10%
Ratio of Net Expenses to
   Average Net Assets ................................      1.15%(c)       1.22%       1.15%       1.12%       1.16%(b)       1.08%
Ratio of Net Investment Income to
   Average Net Assets ................................      5.14%          4.92%       4.72%       4.31%       4.99%(b)       5.26%
Portfolio Turnover Rate ..............................     19.14%         46.84%      30.59%     135.36%      73.95%        208.05%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for a period of less than one year is not annualized.
(b) Annualized.
(c) Excluding interest expense.


                        See Notes to Financial Statements

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act, of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund (the "Fund"), a non-diversified series of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION -- Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDEND AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases and proceeds from sales of securities, other than short-term obligations, aggregated $13,897,783 and $19,831,028 respectively, for the year ended December 31, 2000. For federal income tax purposes, the identified cost of investments owned at December 31, 2000 was $79,140,566. At December 31, 2000, net unrealized depreciation for federal income tax purposes aggregated $4,417,753, of which $1,559,648 related to appreciated securities and $5,977,401 related to depreciated securities.

As of December 31, 2000, the Fund had a capital loss carryforward of $2,627,647, $1,176,682 expiring December 31, 2007 and $1,450,965 expiring December 31, 2008.

NOTE 4--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At December 31, 2000, the Fund had the following outstanding forward foreign currency contracts:

                                        VALUE AT
                                       SETTLEMENT      CURRENT       UNREALIZED
CONTRACTS                                 DATE          VALUE       DEPRECIATION
---------                              ----------      -------      ------------
FORWARD FOREIGN CURRENCY BUY CONTRACT:
JPY 800,000,000
    Expiring 3/21/01                   $7,239,819     $7,088,282     $(151,537)

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

                               WORLDWIDE BOND FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--CONCENTRATION OF RISK--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

NOTE 6--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2000, the net value of the assets and corresponding liability of the Fund's portion of the Plan is $64,315.

NOTE 7--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Series") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series has agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2000, the Fund borrowed an average daily amount of $586,782 at a weighted average interest rate of 6.99% under the Facility. At December 31, 2000, there were no outstanding borrowings under the Facility.

NOTE 8--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 9--SUBSEQUENT EVENT--An income dividend of $0.44 a share, was paid on January 30, 2001 to shareholders of record date January 29, 2001 with a reinvestment date of January 31, 2001.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Worldwide Bond Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Bond Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the four periods in the period ended December 31, 1998 were audited by other auditors whose report, dated February 12, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Worldwide Bond Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP

New York, New York
January 26, 2001

[VAN ECK GLOBAL LOGO]

                                                                    [VARIABLE
Investment Adviser:    Van Eck Associates Corporation            ANNUITIES LOGO]
       Distributor:    Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.